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                                                                    EXHIBIT 10.2

                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

      THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of July 30, 2004, is entered into among WESCO RECEIVABLES CORP. (the "Seller"), WESCO DISTRIBUTION, INC. (the "Servicer"), the Purchasers (each, a "Purchaser") and Purchaser Agents (each, a "Purchaser Agent") party hereto, and WACHOVIA SECURITIES, INC., as Administrator (the "Administrator").

                                    RECITALS

      1. The Seller, Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Second Amended and Restated Receivables Purchase Agreement dated as of September 2, 2003 (as amended through the date hereof, the "Agreement"); and

      2. The parties hereto desire to amend the Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

      2. Amendment to Agreement. The Agreement is hereby amended as follows:

            2.1 The definition of "Change in Control" set forth in Exhibit I of the Agreement is hereby amended and restated in its entirety as follows:

      "Change in Control" means that WESCO ceases to own, directly or indirectly (including through any of its Subsidiaries), (a) 100% of the capital stock of the Seller free and clear of all Adverse Claims or (b) a majority of the capital stock of any Originator free and clear of all Adverse Claims in each case other than (x) the pledges by WESCO to General Electric Capital Corporation ("GECC"), as agent for itself and various lenders pursuant to (i) the Security Agreement dated as of March 19, 2002, among WESCO, GECC, as agent, and various other parties and (ii) the Borrower Pledge Agreement dated as of March 19, 2002 between WESCO and GECC as agent, as either such agreement may be amended, restated, supplemented or otherwise modified from time to time; (y) upon the formation and funding of WDC Holding Inc. ("WDC"), a Delaware corporation and wholly owned subsidiary of WESCO, solely to the extent such pledges and the related documentation therefor are subject to an intercreditor agreement (or similar arrangement) with GECC in form and substance satisfactory to the Administrator and each Purchaser Agent, the pledges, if any, by WDC to GECC, as agent, for itself and various lenders pursuant to one or more security and/or pledge agreements that may be entered into among WDC and GECC, as agent, and various other parties, as such agreements (if any) may be amended, restated, supplemented or otherwise modified from time to time; and (z) upon the

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formation and funding of WESCO Distribution Canada Co. ("WESCO DC"), an unlimited liability company formed under the laws of the province of Nova Scotia and an indirect subsidiary of WESCO, solely to the extent such pledges and the related documentation therefor are subject to an intercreditor agreement (or similar arrangement) with GECC in form and substance satisfactory to the Administrator and each Purchaser Agent, the pledges by WESCO DC to GECC, as agent, for itself and various lenders pursuant to one or more security and/or pledge agreements that may be entered into among WDC and GECC, as such agreements (if any) may be amended, restated, supplemented or otherwise modified from time to time.

            2.2 Section 1(m)(ii) of Exhibit IV of the Agreement is hereby amended and restated in its entirety as follows:

                  "(ii) Subject to the limitation set forth in clause (iii) below, the Seller may make Restricted Payments so long as such Restricted Payments are made only in one or more of the following ways: (A) the Seller may make cash payments (including prepayments) of the Company Note in accordance with its terms, and (B) the Seller may declare and pay dividends."

      3. Representations and Warranties. The Seller hereby represents and warrants to each of the parties hereto as follows:

            (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

            (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

      4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

      5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

      6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

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      7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

      8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

      9. Consent to Amendment to Articles of Incorporation. By signing in the space provided for it below, each of the parties hereto hereby consents to the amendment by the Seller of its articles of incorporation solely in the form of such amended articles of incorporation attached hereto as Annex A.

                          (continued on following page)

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                               WESCO RECEIVABLES CORP.

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

                               WESCO DISTRIBUTION, INC., as Servicer

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

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                               WACHOVIA SECURITIES, INC.,
                               as Administrator

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

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                               MARKET STREET FUNDING CORPORATION,
                               as a Conduit Purchaser

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

                               PNC BANK, NATIONAL ASSOCIATION,
                               as Purchaser Agent for Market Street Funding
                               Corporation

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

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                               GENERAL ELECTRIC CAPITAL
                               CORPORATION, as a Conduit Purchaser

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

                               GENERAL ELECTRIC CAPITAL
                               CORPORATION, as Purchaser Agent for General
                               Electric Capital Corporation

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

                                      S-4
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                               BLUE RIDGE ASSET FUNDING
                               CORPORATION, as a Conduit Purchaser

                               By:  Wachovia Capital Markets, LLC
                                    as Attorney in Fact

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

                               WACHOVIA BANK, NATIONAL
                               ASSOCIATION, as Purchaser Agent for Blue
                               Ridge Asset Funding Corporation

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

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                               FIFTH THIRD BANK, as a Conduit Purchaser

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

                               FIFTH THIRD BANK,
                               as Purchaser Agent for Fifth Third Bank

                               By:    _______________________________________
                               Name:  _______________________________________
                               Title: _______________________________________

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                            THE RELATED COMMITTED PURCHASERS:

                            PNC BANK, NATIONAL ASSOCIATION,
                            as a Related Committed Purchaser for Market Street Funding Corporation

                            By:    ___________________________________________
                            Name:  ___________________________________________
                            Title: ___________________________________________

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                            FIFTH THIRD BANK, as a Related Committed
                            Purchaser for Fifth Third Bank

                            By:    ___________________________________________
                            Name:  ___________________________________________
                            Title: ___________________________________________

                                      S-8
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                            GENERAL ELECTRIC CAPITAL
                            CORPORATION, as a Related Committed
                            Purchaser for General Electric Capital Corporation

                            By:    ___________________________________________
                            Name:  ___________________________________________
                            Title: ___________________________________________

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                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION, as Related Committed Purchaser for Blue Ridge Asset Funding Corporation

                            By:  Wachovia Capital Markets, LLC
                                 as Attorney in Fact

                            By:    ___________________________________________
                            Name:  ___________________________________________
                            Title: ___________________________________________

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                                                                         ANNEX A
                                          Amendment to Articles of Incorporation

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